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                                                                   EXHIBIT 10.15

                    MANAGING UNDERWRITERS' WARRANT AGREEMENT



         MANAGING UNDERWRITERS' WARRANT AGREEMENT, dated as of this 16th day of December 1997, by and between Herley Industries, Inc. (the "Company"), Janney Montgomery Scott Inc. ("JMS") and Southwest Securities, Inc. ("Southwest") (JMS and Southwest, collectively, the "Managing Underwriters").



                               W I T N E S S E T H


         WHEREAS, the Company proposes to make a public offering (the "Offering") of shares of Common Stock (as defined in Section 1) and common stock purchase warrants (the "Warrants"), each Warrant exercisable to purchase one share of Common Stock; and



         WHEREAS, in relation to the Offering, the Company has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (the "SEC"); and


         WHEREAS, in connection with the Offering, the Company desires to sell and the Managing Underwriters desire to purchase Managing Underwriters' Warrants (as defined in Section 1), each of which shall be represented by a certificate (each such certificate, a "Managing Underwriters' Warrant Certificate"), which the Managing Underwriters may exercise to purchase Underlying Shares (as defined in Section 1) and Underlying Warrants (as defined in Section 1) pursuant to the terms of this Agreement and such certificates;


         WHEREAS, pursuant to this Agreement, each of the Managing Underwriters shall receive initially the right to purchase 55,000 Underlying Shares and 55,000 Underlying Warrants;


         NOW, THEREFORE, in consideration of $10 paid by the Managing Underwriters to the Company and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of the Managing Underwriters' Warrants and the Managing Underwriters' Warrant Certificates and the respective rights and obligations thereunder of the Company, the Managing Underwriters and the Managing Underwriters' Warrant Holders (as defined in Section 1), the parties hereto hereby agree as follows:

         SECTION 1. Definitions. The following terms as used in this Agreement shall have the meanings set forth below:

             (a) "Business Day" means a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed;
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             (b) "Common Stock" shall mean the Company's common stock, par value
     $.10 per share;

             (c) "Company" shall have the meaning set forth in the introductory paragraph;

             (d) "Convertible Securities" shall have the meaning set forth in
     Section 4(c);

             (e) "Exempt Securities" shall have the meaning set forth in Section 4(o);


             (f) "Exercise Date" shall mean the date on which the Company shall have received both (i) the Managing Underwriters' Warrant Certificate representing the Managing Underwriters' Warrant, with the exercise form thereon duly executed by the Warrant Holder, or his attorney-in-fact duly authorized in writing, and (ii) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price and/or the Underlying Warrant Purchase Price, as the case may be, plus transfer taxes, if any;


             (g) "JMS" shall have the meaning set forth in the introductory paragraph;

             (h) "Managing Underwriters" shall have the meaning set forth in the introductory paragraph;

             (i) "Managing Underwriters' Warrant" shall mean the right to purchase the Underlying Shares and the Underlying Warrants pursuant to this Agreement, together with any divisions thereof;

             (j) "Managing Underwriters' Warrant Certificate" shall have the meaning set forth in the recitals hereto;

             (k) "Managing Underwriters' Warrant Holder" means a person or entity in whose name a Managing Underwriters' Warrant shall be registered upon the books to be maintained by the Company for such purpose.

             (l) "Nasdaq National Market" shall have the meaning set forth in
     Section 4(f);

             (m) "Notice Event" shall mean (i) any authorization by the Company of the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or


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         warrants, or (ii) any authorization by the Company of the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock), (iii) any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of a Managing Underwriters' Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock, (iv) any voluntary or involuntary dissolution, liquidation or winding up of the Company, or (v) any proposal by the Company to take any other action that would require an adjustment of the Underlying Share Purchase Price or the number of Underlying Shares pursuant to
         Section 4;

                  (n) "Offering" shall have the meaning set forth in the recitals hereto;

                  (o) "Option Issuance" shall have the meaning set forth in
         Section 4(c);

                  (p) "Options" shall have the meaning set forth in Section
         4(c);

                  (q) "Registrable Securities" means the Managing Underwriters' Warrant and the Underlying Securities;

                  (r) "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Managing Underwriters;

                  (s) "SEC" means the Securities and Exchange Commission;

                  (t) "SEC Reports" shall have the meaning set forth in Section 3(d) hereof;

                  (u) "Southwest" shall have the meaning set forth in the introductory paragraph;

                  (v) "Stock Option Plans" shall have the meaning set forth in
         Section 4(o);

                  (w) "Time of Determination" shall have the meaning set forth in Section 4(f);

                  (x) "Transfer Agent" means American Stock Transfer & Trust Company, as transfer agent;


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             (y)  "Underlying Securities" shall mean, collectively, the
     Underlying Shares, the Underlying Warrants and the Underlying Warrant
     Shares;


             (z) "Underlying Share Expiration Date" means 5:00 p.m., New York City time, on December 16, 2002 (or as may be extended pursuant to Section 3(c)), or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day;



             (aa) "Underlying Share Purchase Price" shall mean the purchase price to be paid upon the exercise of this Managing Underwriters' Warrant with respect to the Underlying Shares in accordance with the terms hereof, which price shall be $14.40 per Underlying Share, subject to adjustment from time to time pursuant to the provisions of Section 4;



             (bb) "Underlying Shares" means the 110,000 shares of Common Stock that are the subject of this Managing Underwriters' Warrant, subject to adjustment from time to time as provided herein;



             (cc) "Underlying Warrant Expiration Date" means 5:00 p.m. New York City time on January 16, 2000 (or as may be extended pursuant to Section 3(c)), or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day provided that such date shall not be later than the "Expiration Date" for the Warrants under the Warrant Agreement;



             (dd) "Underlying Warrant Purchase Price" shall mean the purchase price to be paid upon the exercise of this Managing Underwriters' Warrant with respect to the Underlying Warrants in accordance with the terms hereof, which price shall be $.12 per Underlying Warrant;



             (ee) "Underlying Warrants" means the 110,000 Warrants that are the subject of this Managing Underwriters' Warrant, subject to adjustment from time to time as provided in the Warrant Agreement and Section 5 hereof;


             (ff) "Underlying Warrant Shares" means the shares of Common Stock issuable upon exercise of the Underlying Warrants;

             (gg) "Warrant Agent" shall mean American Stock Transfer & Trust Company, as warrant agent;


             (hh) "Warrant Agreement" shall mean that certain Warrant Agreement, dated as of the date hereof, by and between the Company and the Warrant Agent;


             (ii) "Warrant Notice Event" shall mean (i) any authorization by the Company of the issuance to all holders of Warrants of rights, options or warrants to


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         subscribe for or purchase shares of Common Stock, Warrants or of any other subscription rights or warrants, (ii) any authorization by the Company of the distribution to all holders of Warrants of evidences of its indebtedness or assets (other than cash dividends or distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock), (iii) any reclassification or change of Underlying Warrants issuable upon exercise of a Managing Underwriters' Warrant, or a tender offer or exchange offer for Warrants, or (iv) any proposal by the Company to take any other action that would require an adjustment of the Underlying Warrant Purchase Price or the number of Underlying Warrants pursuant to Section 5;

                  (jj) "Warrants" shall have the meaning set forth in the recitals hereto.


              SECTION 2.  Duration And Exercise

                  (a) Duration. Subject to the provisions of Section 4 hereof, a Managing Underwriters' Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, on or after 9:00 a.m., New York City time, on the first anniversary hereof and (a) before the Underlying Share Expiration Date to purchase the Underlying Shares, and (b) before the Underlying Warrant Expiration Date to purchase the Underlying Warrants. If a Managing Underwriters' Warrant is not exercised before the Underlying Share Expiration Date to purchase the Underlying Shares or the Underlying Warrant Expiration Date to purchase the Underlying Warrants, the Managing Underwriters' Warrant Holder shall no longer be entitled to purchase Underlying Shares or Underlying Warrants and all rights hereunder to purchase such Underlying Shares and such Underlying Warrants shall thereupon cease.

                  (b)  Exercise.

                  (i) A Managing Underwriters' Warrant Holder may exercise a Managing Underwriters' Warrant, in whole or in part, to purchase Underlying Shares or Underlying Warrants, or both, in such amounts as may be elected upon surrender of such Managing Underwriters' Warrant Certificate with the subscription form thereon duly executed, to the Company at its corporate office at 10 Industry Drive, Lancaster, Pennsylvania 17603, together with the full Underlying Share Purchase Price for each Underlying Share to be purchased and the full Underlying Warrant Purchase Price for each Underlying Warrant to be purchased, in lawful money of the United States, or by certified check or bank draft payable in United States Dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

                  (ii) Upon receipt of a Managing Underwriters' Warrant Certificate with the subscription form thereon duly executed and accompanied by payment of the Underlying Share Purchase Price for the number of Underlying Shares and/or the Underlying Warrant Purchase Price for the number of Underlying Warrants for which such Managing Underwriters' Warrant is then being exercised, the Company, subject to


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         Section 6(b), will cause to be issued and delivered promptly to the
         Managing Underwriters' Warrant Holder certificates for such shares of Common Stock or Warrants, respectively, in such denominations as are requested by the Managing Underwriters' Warrant Holder.

                  (iii) In case a Managing Underwriters' Warrant Holder shall exercise a Managing Underwriters' Warrant with respect to less than all of the Underlying Shares and/or Underlying Warrants that may be purchased pursuant to such Managing Underwriters' Warrant, the Company will execute a new Managing Underwriters' Warrant Certificate, as represented by a warrant certificate substantially in the form attached hereto as Exhibit A, exercisable for the balance of the Underlying Shares and/or Underlying Warrants that may be purchased upon exercise of such Managing Underwriters' Warrant and deliver such new Managing Underwriters' Warrant Certificate to the Managing Underwriters' Warrant Holder. Managing Underwriters' Warrant Certificates shall be executed on behalf of the Company by the Company's Chairman of the Board, President or any Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

                  (iv) A Managing Underwriters' Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the person entitled to receive Underlying Shares and/or Underlying Warrants and any Managing Underwriters' Warrant Certificate representing the unexercised portion of such Managing Underwriters' Warrant deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares, Underlying Warrants and unexercised Managing Underwriters' Warrant upon such exercise as of the close of business on the Exercise Date.

                  (v) The Company covenants and agrees that it will pay when due and payable any and all taxes that may be payable in respect of the issue of this Managing Underwriters' Warrant or the issue of any Underlying Securities. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer of a Managing Underwriters' Warrant or of any Underlying Security to a person other than the Managing Underwriters' Warrant Holder at the time of surrender, and until the payment of such tax, shall not be required to issue such Underlying Security.


              SECTION 3.  Covenants

                  (a) Issuance and Sale of Underlying Shares and Underlying Warrants. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of the Managing Underwriters' Warrants, such number of shares of Common Stock as shall equal the aggregate of the Underlying Shares and the Underlying Warrant Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of the Managing Underwriters' Warrants shall, at the time of


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         delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company covenants that the Underlying Warrants that shall be issuable upon exercise of the Managing Underwriters' Warrants shall be validly issued and the legal, valid and binding obligations of the Company.

                  The Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 6(b). The Company will furnish such Transfer Agent and the Warrant Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Managing Underwriters' Warrant Holder pursuant to Section 4(p) hereof.

                  Before taking any action which would cause an adjustment pursuant to Section 4 hereof that would reduce the Underlying Share Purchase Price below the then par value (if any) of the shares of Common Stock, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Underlying Share Purchase Price as so adjusted.

                  (b) Registration Statement. A registration statement will be required to be filed and declared effective by the SEC before the sale or exercise of the Registrable Securities, unless such sale or exercise is exempt from the registration requirements of the Securities Act of 1933, as amended. In addition, before the sale or exercise of the Registrable Securities, the Registrable Securities must also be registered or qualified for such sale or exercise or exempt from such registration or qualification under the applicable state securities laws. The Company covenants to execute, deliver and perform the Registration Rights Agreement, pursuant to which the Company agrees to, among other things, file and maintain the effectiveness of certain registration statements and register or qualify the Registrable Securities under state securities laws.

                  (c) Notices. The Company shall give notice not less than 90, and not more than 120, days prior to each of the Underlying Share Expiration Date and the Underlying Warrant Expiration Date to each Managing Underwriters' Warrant Holder to the effect that the Managing Underwriters' Warrants with respect to the Underlying Shares and with respect to the Underlying Warrants, as the case may be, will terminate and become void as of 5:00 p.m., New York City time, on each of the Underlying Share Expiration Date and the Underlying Warrant Expiration Date. If the Company fails to give such notice, the Managing Underwriters' Warrants with respect to the Underlying Shares and with respect to the Underlying Warrants, as the case may be, will not expire until 90 days after the Company gives such notice, provided, however, in no event will a


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                  Managing Underwriters' Warrant Holder be entitled to any
         damages or other remedy for the Company's failure to give such notice other than any such extension. In addition, notwithstanding anything to the contrary in this Agreement, if the Company has not maintained an effective registration statement under the Securities Act with respect to the sale or issuance of the Registrable Securities during the 90 days immediately before each of the Underlying Share Expiration Date and the Underlying Warrant Expiration Date (and maintained the registration or qualification of such Registrable Securities under applicable state securities laws during such periods), the Managing Underwriters' Warrants with respect to the Underlying Shares and with respect to the Underlying Warrants, as the case may be, shall not expire until the Company maintains such effective registration statement (and such registrations and qualifications) for 90 consecutive days beginning with the first day after 90 days before the Underlying Share Expiration Date or Underlying Warrant Expiration Date, as the case may be, that such registration statement (and such registrations and qualifications) is effective. In the circumstances described in this paragraph, the extended Underlying Share Expiration Date and Underlying Warrant Expiration Date shall be considered the Underlying Share Expiration Date and Underlying Warrant Expiration Date, respectively, for purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company shall issue any Underlying Shares, Underlying Warrants, or Underlying Warrant Shares to the holder of the respective right to acquire such security upon the exercise of such right and such holder's representation that such holder is a "sophisticated investor" under the federal securities laws if a registration statement is not effective with respect to such issuance.

                  (d) SEC Reports. So long as the Managing Underwriters' Warrants remain outstanding, the Company shall cause copies of all quarterly and annual financial reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") to be mailed to each Managing Underwriters' Warrant Holder at his or her address appearing in the register of the Managing Underwriters' Warrant Holders maintained by the Company, in each case, within 15 days of filing with the SEC. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall nevertheless continue to cause SEC Reports, comparable to those which it would be required to file pursuant to Section 13 or 15(d) of the Exchange Act if it were subject to the requirements of either such section, to be so filed with the SEC (but only if the SEC permits such filings) and mailed to each Managing Underwriters' Warrant Holder, in each case, within the same time periods as would have applied (including under the preceding sentence) had the Company been subject to the requirements of Section 13 or 15(d) of the Exchange Act.

                  (e) Restrictive Legend. Each Managing Underwriters' Warrant Certificate shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

                      "THE ISSUANCE OF THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR HAS THIS SECURITY BEEN REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THE REGISTRATION OF SUCH


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         TRANSACTION UNDER THE SECURITIES ACT AND THE REGISTRATION OR
         QUALIFICATION OF THIS SECURITY UNDER APPLICABLE STATE SECURITIES LAWS UNLESS SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND THIS SECURITY IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION."


              SECTION 4. Adjustment Of Underlying Share Purchase Price and Number of Underlying Shares. The number of Underlying Shares purchasable upon the exercise of this Managing Underwriters' Warrant and the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

                  (a) Stock Splits, Combinations, etc. In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Underlying Share Purchase Price in effect and the number of Underlying Shares issuable upon exercise of a Managing Underwriters' Warrant immediately prior to such action shall be adjusted so that the Managing Underwriters' Warrant Holder of such Managing Underwriters' Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company at the same aggregate Underlying Share Purchase Price that such Managing Underwriters' Warrant Holder would have owned immediately following such action had such Managing Underwriters' Warrant been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Managing Underwriters' Warrant Holder of the Managing Underwriters' Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Underlying Share Purchase Price between or among shares of such classes of capital stock.

                  (b) Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Managing Underwriters' Warrants (other than as set forth in paragraph (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or entity (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Managing Underwriters' Warrants), or


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         in the case of any sale or conveyance of all or substantially all of the assets of the Company followed by a related distribution to holders of shares of Common Stock of cash, securities or other property, then as a condition of such reclassification, change, consolidation, merger, or sale of assets, the Company or such a successor corporation or entity, as the case may be, shall forthwith make lawful and adequate provision whereby each Managing Underwriters' Warrant Holder of each Managing Underwriters' Warrant then outstanding shall have the right thereafter to receive on exercise of a Managing Underwriters' Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, or sale of assets, by a holder of the number of shares of Common Stock issuable upon exercise of such Managing Underwriters' Warrant immediately prior to such reclassification, change, consolidation, merger, or sale of assets, and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. If the issuer of securities deliverable upon exercise of a Managing Underwriters' Warrant under the supplemental warrant agreement is an affiliate of the formed or surviving corporation or other entity, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations or mergers.

                  (c) Issuance of Options or Convertible Securities. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the current market price per share of Common Stock on the record date that the Company becomes obligated to make such issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called an "Option Issuance"), then,


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         effective upon such Option Issuance, (I) the Underlying Share Purchase
         Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Underlying Share Purchase Price in effect immediately prior to such Option Issuance by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Option Issuance multiplied by the current market price per share of Common Stock on the date of such Option Issuance plus (ii) the consideration, if any, received by the Company upon such Option Issuance, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Option Issuance multiplied by (B) the current market price per share of Common Stock on the record date for such Option Issuance and (II) the number of Underlying Shares purchasable upon the exercise of a Managing Underwriters' Warrant shall be increased to a number determined by multiplying the number of Underlying Shares so purchasable immediately prior to the record date for such Option Issuance by a fraction, the numerator of which shall be the Underlying Share Purchase Price in effect immediately prior to the adjustment required by clause (I) of this sentence and the denominator of which shall be the Underlying Share Purchase Price in effect immediately after such adjustment. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Option Issuance and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in paragraphs (j) and (k) below, no additional adjustment of the Underlying Share Purchase Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

                  (d) Dividends and Distributions. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend that, when added to all other cash dividends paid in the one year prior to the declaration date of such dividend, does not exceed 5% of the current market price per share of Common Stock on such declaration date), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the Underlying Share Purchase Price shall be decreased to a price determined by multiplying the Underlying Share Purchase Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription of purchase rights, and the denominator of which shall be such current market price per share of Common Stock and (B) the number of Underlying Shares purchasable upon the exercise of a Managing Underwriters' Warrant shall be increased to a number determined by multiplying the number of Underlying Shares so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Underlying Share Purchase Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Underlying Share Purchase Price in effect immediately after such adjustment. The adjustments required by this paragraph (d) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                  (e) Sale of Common Stock Below its Current Market Price. In the event the Company shall, at any time or from time to time after the date hereof, issue or sell any shares of Common Stock and the price per share at which such shares were issued or sold shall be less than the current market price per share of Common Stock on the date the Company becomes obligated to make such issuance or sale, then, effective upon such issuance or sale (i) the Underlying Share Purchase Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Underlying Share Purchase Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such issuance or sale multiplied by the current market price per share of Common Stock on the date of such issuance or sale plus (B) the consideration received by the Company upon such issuance or sale and the denominator of which shall be the product of (X) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such issuance or sale multiplied by (Y) the current market price per share of Common Stock on the date of such issuance or sale and (ii) the number of Underlying Shares purchasable upon the exercise of each Managing Underwriters' Warrant shall be increased to a number determined by multiplying the number of Underlying Shares so purchasable immediately prior to the date of such issuance or sale by a fraction, the numerator of which shall be the Underlying Share Purchase Price in effect immediately prior to the adjustment required by clause (i) of this sentence and the denominator of which shall be the Underlying Share Purchase Price in effect immediately after such adjustment.

                  (f) Current Market Price. For the purpose of any computation of current market price under this Section 4 and Section 6(b), the current market price per share of Common Stock at any date shall be (x) for purposes of Section 6(b) and any Options granted to the Company's directors and officers under the Stock Option Plans, the closing price on the business day immediately prior to the exercise of a Managing Underwriters' Warrant or the grant of any such Options and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market described below prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the current market price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq National Market") or any comparable system or (3) if the Common Stock is not listed on Nasdaq National Market or a comparable system, as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (f), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

                  (g) Change in the Number of Managing Underwriters' Warrants. The Company may elect, upon any adjustment of the Underlying Share Purchase Price hereunder, to adjust the number of Managing Underwriters' Warrants with respect to the Underlying Shares outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of a Managing Underwriters' Warrant as hereinabove provided, so that each Managing Underwriters' Warrant to purchase Underlying Shares outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Managing Underwriters' Warrant to purchase Underlying Shares held of record prior to such adjustment of the number of Managing Underwriters' Warrants shall become that number of Managing Underwriters' Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Underlying Share Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Underlying Share Purchase Price in effect immediately after such adjustment. Upon each adjustment of the number of Managing Underwriters' Warrants pursuant to this Section 4, the Company shall, as promptly as practicable, cause to be distributed to each Managing Underwriters' Warrant Holder, on the date of such adjustment, a Managing Underwriters' Warrant Certificate evidencing, subject to Section 6(b) hereof, the number of additional Managing Underwriters' Warrants to purchase Underlying Shares to which such Managing Underwriters' Warrant Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Managing Underwriters' Warrant Holder in substitution and replacement for the Managing Underwriters' Warrant Certificate held by such Managing Underwriters' Warrant Holder prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Managing Underwriters' Warrant Certificates evidencing the number of Managing Underwriters' Warrants to purchase Underlying Shares to which such Managing Underwriters' Warrant Holder shall be entitled after such adjustment.

                  (h) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

                  (i) Deferral of Certain Adjustments. No adjustment to the Underlying Share Purchase Price (including the related adjustment to the number of Underlying Shares) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Underlying Share Purchase Price; provided that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section 4 shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000 of a share, as the case may be.

                  (j) Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) above, or the rate at which any Convertible Securities referred to in paragraph (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 4), the Underlying Share Purchase Price then in effect and the number of Underlying Shares purchasable upon the exercise of a Managing Underwriters' Warrant shall forthwith be readjusted (effective only with respect to any exercise of the Managing Underwriters' Warrant after such readjustment) to the Underlying Share Purchase Price and number of Underlying Shares so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.


                  (k) Expiration of Options and Convertible Securities. If, at any time after any adjustment to the number of Underlying Shares purchasable upon the exercise of a Managing Underwriters' Warrant shall have been made pursuant to paragraph (c) or (j) above or this paragraph
         (k), any Options or Convertible Securities shall have expired unexercised, the number of Underlying Shares so purchasable with respect to any then outstanding Managing Underwriters' Warrants shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had all of the Managing Underwriters' Warrants outstanding at the time of the original adjustment been adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such Underlying Shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 4 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.


                  (l) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, each Managing Underwriters' Warrant Holder shall become entitled to receive any securities of the Company other than Underlying Shares, thereafter the number of such other securities so receivable upon exercise of a Managing Underwriters' Warrant and the Underlying Share Purchase Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4.

                  (m) Common Stock. As used in this Section 4, the term "Common Stock" shall mean and include the Common Stock authorized on the date of the original issue of the shares of Common Stock and Warrants in connection with the Offering and shall also include any capital stock of any class of the Company thereafter authorized that is not limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the Underlying Shares shall include only shares of such class designated in the Company's Certificate of Incorporation as Common Stock on the date of the original issue of the shares of Common Stock and Warrants in connection with the Offering or
         (i) in the case of any reclassification, change, consolidation, merger, or sale of assets of the character referred to in Section 4(b) hereof, the stock, securities or property provided for in such section or (ii) in the case of any reclassification or change in the number of Underlying Shares as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such Underlying Shares as so reclassified or changed.

                  (n) Determination of Gross Sales Price. In case of the sale for cash of any shares of Common Stock, Options, or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith.


                  (o) Events Resulting in no Adjustments. No adjustment to the Underlying Share Purchase Price or to the number of Underlying Shares, however, will be made upon (i) the sale of any shares of Common Stock or Warrants in the Offering (including the exercise of the over-allotment option granted to the underwriters), (ii) the exercise of any stock options issued under the Company's 1997 Stock Option Plan, 1996 Stock Option Plan, 1992 Non-Qualified Stock Option Plan or 1988 Non-Qualified Stock Option Plan (the "Stock Option Plans") to officers, directors and employees of the Company under the terms of such plans as they exist on the date hereof, (iii) the exercise of any warrants by officers and directors of the Company that are outstanding as of the date hereof, (iv) the sale of any shares of Common Stock or Warrants pursuant to the exercise of any Managing Underwriters' Warrant, or (v) the sale of any shares of Common Stock upon the exercise of any Warrants (collectively, the "Exempt Securities").



                  (p) Notice of Change in Underlying Share Purchase Price. Upon any adjustment of the Underlying Share Purchase Price pursuant to
         Section 4, the Company shall promptly thereafter (i) cause to be prepared a certificate of the President and Chief Financial Officer of the Company setting forth the Underlying Share Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Underlying Shares (or portion thereof) issuable after such adjustment in the Underlying Share Purchase Price, upon exercise of a Managing Underwriters' Warrant and payment of the adjusted Underlying Share Purchase Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein absent manifest error, provided that if a Managing Underwriters' Warrant Holder reasonably requests, the Company shall engage a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) to prepare and file such certificate in lieu of the certificate of the President and Chief Financial Officer, in which case such certificate shall be conclusive evidence of the matters set forth therein, absent manifest error, and (ii) send to each of the Managing Underwriters' Warrant Holders at the address appearing on the registry books maintained by the Company written notice of such adjustments by first-class mail, postage prepaid.


                  (q) Notice of Certain Events. With respect to any Notice Event, the Company shall cause to be given to each Managing Underwriters' Warrant Holder at such

         Managing Underwriters' Warrant Holder's address appearing on the registry books maintained by the Company, at least 20 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution is to be determined,
         (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 4(q) or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, or liquidation or winding up, or the vote upon any action, provided that each Managing Underwriters' Warrant Holder shall retain any right to damages from the Company with respect to such failure.



              SECTION 5. Change in Number of the Underlying Warrants and the Underlying Warrant Purchase Price.

                  (a) Adjustment. Under the Warrant Agreement, the Company may elect, upon any adjustment of the exercise price of the Warrants, to adjust the number of Warrants outstanding in lieu of adjusting the number of shares of Common Stock purchasable upon the exercise of each Warrant, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. In such a case (i) the Underlying Warrant Purchase Price shall become that price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Underlying Warrant Purchase Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the exercise price of the Warrants in effect immediately prior to such adjustment and the denominator of which shall be the exercise price of the Warrants in effect immediately after such adjustment and (ii) each Underlying Warrant under this Managing Underwriters' Warrant that has not been purchased pursuant to the exercise of such Managing Underwriters' Warrant prior to such adjustment of the number of Warrants shall become that number of Underlying Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the exercise price of the Warrants in effect immediately prior to such adjustment and the denominator of which shall be the exercise price of the Warrants in effect immediately after such adjustment. Upon each adjustment of such Underlying Warrants pursuant to this Section 5, the Company shall, as promptly as practicable, cause to be distributed to each Managing Underwriters' Warrant Holder, on the date of such adjustment, Managing Underwriters' Warrant Certificates evidencing, subject to Section 6(b) hereof, the number of additional Underlying Warrants to which such Managing

         Underwriters' Warrant Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Managing Underwriters' Warrant Holder in substitution and replacement for the Managing Underwriters' Warrant Certificates held by such Managing Underwriters' Warrant Holder prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Managing Underwriters' Warrant Certificates evidencing the number of Underlying Warrants to which such Managing Underwriters' Warrant Holder shall be entitled after such adjustment.

                  (b) Warrant Notice Event. With respect to any Warrant Notice Event, the Company shall cause to be given to each Managing Underwriters' Warrant Holder at such Managing Underwriters' Warrant Holder's address appearing on the registry books maintained by the Company, at least 20 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of the Warrants entitled to receive any such rights, options, warrants or distribution is to be determined, (ii) the initial expiration date set forth in any tender offer or exchange offer for Warrants, or (iii) the date on which any such reclassification or change is expected to become effective or consummated, and the date as of which it is expected that holders of record of Warrants shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification or change. The failure to give the notice required by this Section 5(b) or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, or reclassification, or the vote upon any action, provided that each Managing Underwriters' Warrant Holder shall retain any rights to damages from the Company with respect to such failure.

             SECTION 6. Other Provisions Relating to Rights of a Managing Underwriters' Warrant Holder.

                  (a) Managing Underwriters' Warrant Holders not Stockholders. The Managing Underwriters' Warrant Holders, as such, shall not be entitled to vote or receive dividends or be deemed holders of Common Stock or Warrants for any purpose, nor shall anything contained in this Agreement be construed to confer upon the Managing Underwriters' Warrant Holders, as such, any of the rights of a stockholder or holder of a Warrant of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders or Warrant holders (except for notices provided for in this Agreement), receive dividends or subscription rights, or otherwise until the Managing Underwriters' Warrant shall have been exercised to purchase the Underlying Shares or the Underlying Warrants, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock or Warrants are registered shall be deemed the holder or holders of record of such shares of Common Stock or Warrants for all purposes.

                  (b) Fractional Shares or Warrants. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock or Underlying Warrants in connection with the exercise of a Managing Underwriters' Warrant. In any case where a Managing Underwriters' Warrant Holder would, except for the provisions of this Section 6(b), be entitled under the terms of this Agreement to receive a fraction of a share of Common Stock or an Underlying Warrant upon the exercise of this Managing Underwriters' Warrant, the Company shall, upon the exercise of the Managing Underwriters' Warrant and receipt of the Underlying Share Purchase Price or the Underlying Warrant Purchase Price, as the case may be, issue the largest number of whole shares of Common Stock or Underlying Warrants, as the case may be, purchasable upon exercise of this Managing Underwriters' Warrant. The Managing Underwriters' Warrant Holder expressly waives his or her right to receive a certificate of any fraction of a share of Common Stock or an Underlying Warrant upon the exercise hereof. However, with respect to any fraction of a share of Common Stock or Underlying Warrant called for upon any exercise hereof, the Company shall pay to the Managing Underwriters' Warrant Holder an amount in cash equal to such fraction multiplied by the current market price per share of Common Stock or Underlying Warrant, as the case may be, determined pursuant to Section 4(f) hereof (substituting "Warrant" for "share of Common Stock" in the case of Underlying Warrants).

                  (c) Absolute Owner. Prior to due presentment for registration of transfer of any Managing Underwriters' Warrant Certificate, the Company may deem and treat each Managing Underwriters' Warrant Holder as the absolute owner of its Managing Underwriters' Warrant for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.



         SECTION 7. Division, Split-Up, Combination, Exchange and Transfer of Warrants

                  (a) Request. A Managing Underwriters' Warrant may be divided, split up, combined or exchanged for another Managing Underwriters' Warrant of like tenor to purchase a like aggregate number of Underlying Shares and Underlying Warrants. If a Managing Underwriters' Warrant Holder desires to divide, split up, combine or exchange a Managing Underwriters' Warrant, he or she shall make such request in writing delivered to the Company at its office in Lancaster, Pennsylvania and shall surrender such Managing Underwriters' Warrant Certificates to be so divided, split up, combined or exchanged at said office. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a new Managing Underwriters' Warrant Certificate as so requested. The Company may require such Managing Underwriters' Warrant Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any division, split-up, combination or exchange of Managing Underwriters' Warrants.

                  (b) Initial Issuance to JMS and Southwest. The Company initially shall issue the right to purchase 55,000 Underlying Shares and 55,000 Underlying Warrants to each of JMS and Southwest, as represented by a Managing Underwriters' Warrant Certificate issued to each of JMS and Southwest in the form attached hereto as Exhibit A, or to such officers of JMS and/or Southwest as such Managing Underwriters may direct.


                  (c) Assignment; Replacement of Managing Underwriters' Warrant Certificate. The Managing Underwriters' Warrants may not be sold, transferred, assigned, or hypothecated by each Managing Underwriter, in whole or in part, for a period of one year from the effective date of the Offering except to the officers of such Managing Underwriter. Thereafter, the Managing Underwriters' Warrants may be sold, transferred, assigned or hypothecated, in whole or in part, subject to federal and state securities laws. Any division or assignment permitted of a Managing Underwriters' Warrant shall be made by surrender of the respective Managing Underwriters' Warrant Certificate to the Company at its principal office with the Form of Assignment attached hereto duly executed and with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Managing Underwriters' Warrant Certificate in the name of the assignee named in such instrument of assignment and the surrendered Managing Underwriters' Warrant Certificate shall promptly be canceled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of a Managing Underwriters' Warrant Certificate and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of such Managing Underwriters' Warrant Certificate, the Company will execute and deliver a new Managing Underwriters' Warrant Certificate of like tenor and date and any such lost, stolen or destroyed Managing Underwriters' Warrant Certificate shall thereupon become void. Any such new Managing Underwriters' Warrant Certificate executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Managing Underwriters' Warrant Certificate so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.


         SECTION 8. Other Matters.

                  (a) Taxes and Charges. The Company will from time to time promptly pay, subject to the provisions of paragraph (v) of Section 2(b), all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery, but not the transfer, of the Managing Underwriters' Warrants or the Underlying Securities.

                  (b) Notices. Notice or demand pursuant to this Agreement to be given or made by the any Managing Underwriters' Warrant Holder to or on the Company shall be sufficiently given or made if delivered or sent by registered or certified mail, postage prepaid, return receipt requested, and addressed, until another address is designated in writing by the Company, or by facsimile transmission, as follows:

                        Herley Industries, Inc.
                        10 Industry Drive
                        Lancaster, Pennsylvania 17603
                        Attention:  President
                        Facsimile No.: (717) 397-9503

                        with a copy to:

                        Blau, Kramer, Wactlar & Lieberman, P.C.
                        100 Jericho Quadrangle
                        Jericho, NY 11753
                        Attention: David Lieberman, Esq.
                        Facsimile No.: (516) 822-5609

                  Notices to the Managing Underwriters' Warrant Holders provided for in this Agreement shall be deemed given or made by the Company if delivered or sent by mail, certified or registered, return receipt requested, postage prepaid, or overnight courier or facsimile transmission addressed to each Managing Underwriters' Warrant Holder at his or her last known address or facsimile number as shall appear on the registry books of the Company and at the following addresses for JMS and Southwest:

         (i)      if to JMS:

                  Janney Montgomery Scott Inc.
                  26 Broadway
                  New York, New York  10004
                  Attention:  Herbert M. Gardner
                  Phone No.:  (212) 510-0600
                  Facsimile No.:  (212) 510-0683

         (ii)     if to Southwest:


                  Southwest Securities, Inc.
                  1201 Elm Street
                  Suite 3500
                  Dallas, Texas  75270
                  Attention:  C. William Dedmon, Jr.
                  Phone No.:  (214) 651-1800
                  Facsimile No.:  (214) 658-9441


                  (c) Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

                  (d) Exclusive Benefit. Nothing in this Agreement expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, JMS, Southwest, and the Managing Underwriters' Warrant Holders any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of such persons and their successors, survivors and permitted assigns hereunder. This Agreement is for the benefit of and is enforceable by any subsequent Managing Underwriters' Warrant Holder.

                  (e) Headings. The article headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation hereof.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    HERLEY INDUSTRIES, INC.


                                    By:______________________________________
                                       Myron Levy
                                       President


                                    JANNEY MONTGOMERY SCOTT INC.


                                    By:______________________________________
                                       Herbert M. Gardner
                                       Senior Vice President

                                    SOUTHWEST SECURITIES, INC.


                                    By:______________________________________
                                       C. William Dedmon, Jr.
                                       Senior Vice President

                                    EXHIBIT A

THE ISSUANCE OF THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR HAS THIS SECURITY BEEN REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THE REGISTRATION OF SUCH TRANSACTION UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION OF THIS SECURITY UNDER APPLICABLE STATE SECURITIES LAWS UNLESS SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND THIS SECURITY IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION.


No.__________



                   MANAGING UNDERWRITERS' WARRANT CERTIFICATE

                             HERLEY INDUSTRIES, INC.



         This warrant certificate certifies that __________________________, or its registered assigns, is the registered holder of a Managing Underwriters' Warrant representing the right to purchase ________ shares (the "Underlying Shares") of common stock, par value $.10 per share (the "Common Stock") of Herley Industries, Inc. (the "Company") and ________ Common Stock Purchase Warrants of the Company (the "Underlying Warrants") issuable under the Warrant Agreement (as defined in the Managing Underwriters' Warrant Agreement) in accordance with the terms of the Managing Underwriters' Warrant Agreement. This Managing Underwriters' Warrant with respect to the Underlying Shares expires on December 16, 2002 (the "Underlying Share Expiration Date") and with respect to the Underlying Warrants expires on January 16, 2000 (the "Underlying
Warrant Expiration Date"), or on such expiration dates as may be extended pursuant to the terms of the Managing Underwriters' Warrant Agreement.



         This Managing Underwriters' Warrant entitles the registered holder, upon exercise from time to time from 9:00 a.m. New York City time on or after December 16, 1998 until 5:00 p.m. New York City time on the Underlying Share Expiration Date (with respect to the Underlying Shares) and the Underlying Warrant Expiration Date (with respect to the Underlying Warrants), to purchase Underlying Shares at $14.40 per Underlying Share (the "Underlying Share Purchase Price") and Underlying Warrants at $.12 per Underlying Warrant (the "Underlying Warrant Purchase Price") in lawful money of the United States of America upon surrender of this certificate and payment of the Underlying Share Purchase
Price and/or the Underlying Warrant Purchase Price in accordance with the terms of the Managing Underwriters'

Warrant Agreement. The Underlying Share Purchase Price, the number of Underlying Shares issuable upon exercise of this Managing Underwriters' Warrant, the Underlying Warrant Purchase Price, and the number of Underlying Warrants issuable upon exercise of this Managing Underwriters' Warrant are subject to adjustment upon the occurrence of certain events set forth in the Managing Underwriters' Warrant Agreement.

      This Managing Underwriters' Warrant with respect to the Underlying Shares may not be exercised after 5:00 p.m. on the Underlying Share Expiration Date and with respect to the Underlying Warrants may not be exercised after 5:00 p.m. on the Underlying Warrant Expiration Date, and to the extent not exercised by such time such Managing Underwriters' Warrant shall become void.

      This warrant certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

      IN WITNESS WHEREOF, Herley Industries, Inc. has caused this warrant certificate to be signed by its President and its Secretary.


Dated:___________



                                    HERLEY INDUSTRIES, INC.



                                    __________________________________
                                    President



                                    __________________________________
                                    Treasurer

                               FORM OF ASSIGNMENT

      For value received, the undersigned hereby sells, assigns and transfers unto _______________________, whose address is ______________________ and whose social security or other identifying number is _______________, the right to purchase __________ Underlying Shares and _________ Underlying Warrants evidenced by the within Managing Underwriters' Warrant, and hereby irrevocably constitutes and appoints the Secretary of the Company as his, her or its attorney-in-fact to transfer the same on the books of Herley Industries, Inc. with full power of substitution and re-substitution. If said number of Underlying Shares and/or Underlying Warrants is less than all of the Underlying Shares and/or Underlying Warrants purchasable hereunder, the undersigned requests that a new warrant certificate representing the right to purchase the balance of such Underlying Shares and/or Underlying Warrants be registered in the name of _______________, whose address is ________________________ and whose social security or other identifying number is ___________________, and that such warrant certificate be delivered to _________________, whose address is
_________________.





Dated:______________________              ______________________________________
                                          Signature

                                SUBSCRIPTION FORM


      The undersigned hereby irrevocably elects to exercise the right, represented by this warrant certificate, to purchase ______________ Underlying Shares and/or _______________ Underlying Warrants and tenders payment herewith in the amount of $________. The undersigned requests that a certificate for such Underlying Shares and/or Underlying Warrants be registered in the name of _______________, whose address is ______________ and whose social security or other identifying number is _____________________, and that such Underlying Shares and/or Underlying Warrants be delivered to _________________, whose address is ____________________. If said number of Underlying Shares and/or Underlying Warrants is less than all of the Underlying Shares and/or Underlying Warrants purchasable hereunder, the undersigned requests that a new warrant certificate representing the right to purchase the balance of such Underlying Shares and/or Underlying Warrants be registered in the name of __________________, whose address is ____________________ and whose social security or other identifying number is ____________________, and that such warrant certificate be delivered to ______________________, whose address is
_____________________.




Date:_______________                      ______________________________________
                                          Signature